SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): May 15, 2001

                        Commission File Number 0001071113

                              LYON INVESTMENTS B.V.
             (Exact name of registrant as specified in its charter)

         THE NETHERLANDS
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification No.)

                              Lyon Investments B.V.
                                 Wilhelminaweg 8
                         6951 BP Dieren, The Netherlands
          (Address of principal executive offices, including zip code)

                           Telephone: (31 313) 429 437
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

The parent of Lyon Investments B.V., The Derby Cycle Corporation (the "Company"), will not make its scheduled interest payments on its $100 million principal amount of 10.0% senior notes (the "Dollar Senior Notes") and its DM110 million principal amount of 9.38% senior notes (the "DM Senior Notes" and, collectively with the Dollar Senior Notes, the "Senior Notes") that are due today, May 15, 2001. Lyon Investments B.V. is a co-issuer of the Senior Notes. The Company has a 30-day grace period to make the payments under the terms of the indentures governing the Senior Notes. As previously reported, the Company is currently and has been in default under its DM209.4 million ($93.9 million) senior secured revolving credit facility (the "Revolving Credit Facility"). While the Company remains in default of the covenants contained in the Revolving Credit Facility, there can be no assurance that the interest payments will be made by the end of the grace period. As previously reported, the Company has retained Lazard Freres & Co. L.L.C. ("Lazard") as its financial advisor, and is working with an informal committee of holders of more than 50% of the principal amount of its Senior Notes for the purposes of negotiating a consensual restructuring of its outstanding securities. The Company has advised the informal committee of noteholders that any restructuring proposal made by the Company will (a) provide for payment in full of all obligations to the Company's trade creditors that continue to support the Company with customary trade credit and (b) not have any impact on the day-to-day operations with regard to employees, customers, suppliers, distributors and general business.

STATEMENTS ABOUT THE COMPANY'S FUTURE PERFORMANCE ARE FORWARD LOOKING STATEMENTS SUBJECT TO THE SAFE HARBOR CREATED BY THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. MANAGEMENT CAUTIONS THAT THE COMPANY'S PERFORMANCE IS HIGHLY DEPENDENT UPON A VARIETY OF IMPORTANT FACTORS, INCLUDING, AMONG OTHER THINGS, CYCLES OF CUSTOMER ORDERS, SHIPMENTS OF COMPONENTS FROM FOREIGN SUPPLIERS, CHANGING CONSUMER TRENDS AND CURRENCY FLUCTUATIONS.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

The Derby Cycle Corporation                             DATE
                                                        ----

By: /s/ Simon J. Goddard                                May 15, 2001
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Name: Simon J. Goddard

Title: Vice President and Corporate Controller



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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Lyon Investments B.V.                                   DATE
                                                        ----

By: /s/ Simon J. Goddard                                May 15, 2001
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Name: Simon J. Goddard

Title: Managing Director